DEBT	12 Months Ended
Dec. 31, 2022
DEBT
DEBT

13. DEBT

Debt as of December 31, 2021 and December 31, 2022 consisted of the following:

	2021	2022	2022
	RUB	RUB	$
Convertible debt	85,835	522	7.4
Loans	—	50,669	720.4
Bank overdraft	2,940	—	—
Total debt	88,775	51,191	727.8
Less: current portion	(2,940)	(21,306)	(302.9)
Total debt, non-current portion	85,835	29,885	424.9

Convertible debt

On March 3, 2020, the Company issued and sold $1,250.0 in aggregate principal amount of 0.75% convertible notes due March 3, 2025 (the “Notes”) at par. The net proceeds to the Group from the sale of the Notes were RUB 82,050 ($1,237.0 at the exchange rate as of the issue date). The Notes were convertible into cash, Class A shares of the Company or a combination of cash and Class A shares, at the Group's election, under certain circumstances based on an initial conversion price of $60.0751 per Class A share, subject to adjustment on the occurrence of certain events as defined in the terms and conditions of the Notes. As of December 31, 2021, none of the conditions allowing the conversion of the Notes had been met.

On March 7, 2022, the Notes’ delisting event condition was triggered as a result of the trading of Company’s Class A shares on NASDAQ having been suspended for five trading days. This resulted in the holders of the Notes having the right to require the redemption of their Notes at par in the full amount of $1,250.0, plus accrued interest. At that time, the Group did not have sufficient funds available in order to redeem the Notes in full. The Group engaged in active discussions with an ad hoc committee of holders of the Notes with a view to negotiating and agreeing a mutually acceptable restructuring plan in respect of these obligations. In June 2022, following the amendment of Notes’ terms, the Group agreed terms with the ad hoc committee for the repurchase of the Notes, entered into a purchase agreement with certain of the holders and completed the repurchase of 93.2% in aggregate principal amount of the Notes. The purchase agreement provided for a purchase price of $140 thousand in cash (“cash component”) and 957 the Company’s Class A shares (“share consideration”) for each $200 thousand in principal amount of the Notes purchased. Between July and December 2022, the Group entered into additional purchase agreements with further holders of the Notes on the same terms, and has to date repurchased a further $73.8 or 5.9% of aggregate principal amount of its Notes. Of the $1,239.4 of the Notes’ principal amount repurchased, Notes in an aggregate principal amount of $1,175.4 have been surrendered to the principal paying, transfer and conversion agent for cancellation and have been subsequently cancelled, and the remainder, an aggregate principal amount of $64.0, continue to be held by the Company and its subsidiaries and are not yet capable of being cancelled due to certain restrictions imposed by the clearing systems through which the Notes are held.

The terms and conditions of the Notes, as amended, provided that the final maturity date of the Notes would be September 13, 2022. Due to the general prohibition under the rules of the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) on the issuance of shares by issuers whose operations are predominantly in Russia as well as various other impediments restricting the ability to make cash payments on the Notes (as opposed to repurchases of Notes), including restrictions imposed by the clearing systems in which the Notes are held, the Group was unable to redeem the outstanding Notes by the deadline of final maturity date deadline of September 13, 2022. On September 20, 2022, being seven calendar days after the final maturity date deadline, this inability to make the payment became an “Event of Default. The Group was also unable to make the necessary interest payment on the remaining Notes, due on September 3, 2022, as a result of the restrictions imposed by the clearing system, and this constituted a further Event of Default as of September 17, 2022.

In addition, on September 30, 2022 and on October 17, 2022, the Company issued total 2.5 million Class A shares as a partial settlement of its obligations under the share consideration portion of the purchase agreements. Such issuance was made in compliance with the provisions of OFAC General License No. 45, issued on July 22, 2022. The Group will use its commercially reasonable efforts to deliver the remaining share consideration of the purchase price when it becomes permissible to do so under applicable laws and regulations.

The Group remains committed to satisfying its obligations on the remaining Notes and has available resources to do so.

Having considered all relevant circumstances, including indicators of financial difficulties and the amendment of the terms of the Notes, the Group accounted for the modification of the Notes as a troubled debt restructuring as defined by ASC 470. In June 2022, the Group recognized a gain of $177.4 and a related income tax expense in the amount of $13.1 (RUB 9,305 and RUB 751 as of the date of the transaction, respectively) as the difference between the carrying value of all the Notes and the fair value of the purchase price paid and payable, including the cash component and share consideration. The Group’s remaining obligation in respect of the share consideration was reflected as additional paid-in capital in the consolidated balance sheet as of December 31, 2022. In accordance with the reporting requirements of ASC 470, the Group measured the fair value of the share consideration with reference to its share price as quoted on the Moscow Exchange (Level 1 of the fair value hierarchy). The effect of the gain, net of tax, on basic and diluted net income/(loss) per Class A and Class B shares amounted to RUB 22.68 and nil, respectively for the year ended December 31, 2022.

The carrying value of the Notes as of December 31, 2021 and 2022 consisted of the following:

	2021	2022	2022
	RUB	RUB	$
0.75% Convertible Senior Notes due March 2025	92,866	522	7.4
Unamortized debt discount	(6,477)	—	—
Unamortized debt issuance cost	(554)	—	—
Total convertible debt	85,835	522	7.4

The Group recognized RUB 1,668, RUB 2,213 and RUB 585 ($8.3) as interest expense related to amortization of the debt discount and issuance expenses and RUB 572, RUB 691 and RUB 335 ($4.8) as interest expense related to the contractual interest coupon of the convertible debt for the years ended December 31, 2020, 2021 and 2022, respectively. The effective interest rate on the liability component of the convertible debt for the years ended December 31, 2020, 2021 and 2022 was 3.2%, 3.4% and 1.8%, respectively.

Loan

The Group funded the cash component of the Notes primarily by means of a fixed-rate RUB-denominated commercial loan maturing in June 2025.